Principal Funds, Inc.
Supplement dated September 19, 2016
to the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016
(as supplemented on July 29, 2016 and September 16, 2016)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective November 1, 2016, delete the International Emerging Markets row in the Contractual Limits on Total Annual Fund Operating Expenses table under Management Agreement, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	P	Inst.	Expiration
International Emerging Markets	1.61%	2.66%	1.52%	N/A	N/A	2/28/2018